SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2003

LANCER CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-13875	74-1591073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas		78219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 310-7000

ITEM 5. OTHER EVENTS.

Lancer is filing financial and other certain information as exhibits to this Form 8-K which would typically be contained in an annual report on Form 10-K (for the fiscal year 2003) and a quarterly report on Form 10-Q (for the first quarter of 2004). The Company is filing this information as exhibits to this 8-K rather than including it in a Form 10-K and a Form 10-Q because the Company’s new independent auditors have not yet had sufficient time to complete (1) an audit of the Company’s financial information for 2003 and the preceding three fiscal years, and (2) applicable reviews of financial information for quarterly periods, including the first quarter of 2004. As previously reported by the Company, the new independent auditors were hired on March 1, 2004 after the Company’s prior independent auditors resigned and withdrew their audit opinions for the years ended December 31, 2000, 2001 and 2002.

The information contained in Exhibit 99.1 of this Form 8-K does not meet the requirements which are set forth pursuant to Form 10-K and should not be interpreted to be a substitute for all of the information that would normally be included in a Form 10-K and the information contained in Exhibit 99.2 of this Form 8-K does not meet the requirements which are set forth pursuant to Form 10-Q and should not be interpreted to be a substitute for all of the information that would normally be included in a Form 10-Q.

Annual financial statements contained in a Form 10-K are required to be audited by an independent auditor and interim financial statements contained in a Form 10-Q are required to have been reviewed under Statement of Auditing Standards 100 (“SAS 100”) by an independent auditor. The Company has determined to file the financial and other information for the fiscal year 2003 and first quarter of 2004 without the audit or SAS 100 review having been completed. The Company is making this filing on Form 8-K pursuant to Lancer’s revised plan to regain compliance with the American Stock Exchange (“AMEX”) continued listing standards, which was conditionally accepted by AMEX on April 15, 2004. This filing provides certain information to the public about results of the year ended December 31, 2003 and the first quarter of 2004 while the new independent auditors continue their audit and review process. Previously, on December 5, 2003, the Company filed financial and other information for the second and third quarters of 2003 as exhibits to a Form 8-K without the SAS 100 reviews having been completed for these periods.

The Company intends to file all of the appropriate periodic reporting forms and amendments with the Securities and Exchange Commission after the independent auditors have completed the audits and reviews and all required disclosure has been completed.  The Company recognizes that the information contained in this Form 8-K does not make the Company current in its filing requirements with the SEC. Additionally, the Company notes that the audit and SAS 100 review could result in material changes to the information contained in the exhibits to this Form 8-K.

 The Company’s financial and other information for the year ended December 31, 2003 and the quarter ended March 31, 2004, are attached as Exhibits 99.1 and 99.2 hereto, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

99.1               Financial and Other Information for the Year Ended December 31, 2003.

99.2               Financial and Other Information for the Quarter Ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER CORPORATION

Date: May 19, 2004	By:	/s/ CHRISTOPHER D. HUGHES
Christopher D. Hughes
Chief Executive Officer